SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 29, 1998



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Florida

                          (State or other jurisdiction
                               of incorporation)

                                    33-27139
                             Commission File Number

                                   59-2935028
                                (I.R.S. Employer
                               Identification No.)


                               1211 Orange Avenue
                           Winter Park, Florida 32789
                    (Address of principal executive offices)
                 Registrant's telephone number: (407) 645-1201

Item 5.  OTHER EVENTS

On July 28, 1998, the Company announced its results of operations for the second quarter and the six months ended June 30, 1998 as follows:

Contacts:           James V. Suskiewich, President and CEO (407) 645-1201
                    Aubrey H. Wright, SVP and CFO (407) 645-1201

For Immediate Release: July 28, 1998

   FEDERAL TRUST CORPORATION ANNOUNCES SECOND QUARTER RESULTS

(Winter Park, FL) Federal Trust Corporation ("Company"), the holding company of Federal Trust Bank ("Bank"), reported earnings for the quarter ended June 30, 1998 of $111,712 or $.02 per share, based on 4,941,547 average shares outstanding, up from $25,150 or $.01 per share, based on 2,256,505 average shares outstanding, a year ago. Year to date earnings were $203,275 or $.04 per share, based on 4,941,547 average shares outstanding, up from $126,039 or $.06 per share, based on 2,256,505 average shares outstanding, a year ago.

During the quarter ended June 30, 1998 the Company's assets grew from $147,815,327 to $151,933,674, an increase of $4,118,347. For the six months ended June 30, 1998 the Company's assets have grown $9,350,142.

On June 17, 1998 the Company announced that its common stock was now listed and traded on the NASDAQ SmallCap Market System. Management of the Company anticipates that the Bank will grow at a prudent rate through the remainder of 1998, and is currently awaiting regulatory approval for a proposed branch in Sanford, Florida, which is located approximately 15 miles northeast of the Bank's main office in Winter Park, Florida.

The Company is a unitary savings and loan holding company based in Winter Park, Florida. The Company's common stock is currently traded on the NASDAQ SmallCap Market System under the symbol "FDTR". At June 30, 1998, the Company had consolidated assets of $151,933,674 (unaudited) and stockholders' equity of $12,838,249 (unaudited), and the Company had 4,941,547 shares of common stock outstanding.

When used in this document, or in the documents incorporated by reference herein, the words "anticipate", "believe", "estimate", "may", "intend" and "expect" and similar expressions identify forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. It should be recognized that the factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, competition by other financial institutions, legislation and regulatory changes, and changes in the economy generally and in business conditions in the market in which the Bank operates

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 1998

                              FEDERAL TRUST CORPORATION
                              (Registrant)


                              By: /s/ Aubrey H.  Wright, Jr.
                                   -------------------------
                                      Aubrey H.  Wright, Jr.
                                        Chief Financial Officer and duly
                                        authorized Officer of the Registrant